UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 8, 2006

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      1-13290                  95-4479735
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)             Identification No.)


              11151 Missouri Avenue, Los Angeles, California 90025
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


               Registrant's telephone number, including area code:
                                 (310) 479-5200


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))



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Item 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 8, 2006, The Sports Club Company, Inc. announced its results of operations for the quarter and six months ended June 30, 2006. The public announcement was made by means of a press release attached, the text of which is being furnished to the U.S. Securities and Exchange Commission in Exhibit 99.1 hereto.

The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause actual results to differ materially. Please refer to the Company's annual report on Form 10-K filed on May 16, 2006 with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Press Release dated August 8, 2006


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                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    August 8, 2006                 THE SPORTS CLUB COMPANY, INC.


                                         By:      /s/ Timothy M. O'Brien
                                              --------------------------------
                                                  Timothy M. O'Brien
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No. Description

99.1 Press Release dated August 8, 2006.



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                                                                    EXHIBIT 99.1

                                  NEWS RELEASE


For Immediate Release                              CONTACT: Timothy O'Brien
---------------------                              Chief Financial Officer
                                                   The Sports Club Company, Inc.
                                                   (310) 479-5200



                     THE SPORTS CLUB COMPANY, INC. ANNOUNCES
          OPERATING RESULTS FOR THE SECOND QUARTER AND SIX MONTHS ENDED
                                 JUNE 30, 2006


LOS ANGELES, CA (August 08, 2006) - The Sports Club Company, Inc. (Stock Symbol:
SCYL) today announced financial results for the second quarter and six months ended June 30, 2006.

Revenues from continuing operations for the second quarter ended June 30, 2006 were $14,776,000 compared to $14,318,000 for the second quarter ended June 30, 2005, an increase of $458,000 or 3.2%. After Preferred Stock dividends of $500,000 and $495,000 for the second quarter ended June 30, 2006 and 2005, respectively, the net loss attributable to common stockholders for the second quarter ended June 30, 2006 was $1,817,000 or $0.09 per basic and diluted share, compared to a net loss attributable to common stockholders for the second quarter ended June 30, 2005 of $797,000 or $0.04 per basic and diluted share. The weighted average number of basic and diluted shares outstanding for the second quarter ended June 30, 2006 was 19,406,000 shares compared to 19,150,000 shares for the second quarter ended June 30, 2005.

Revenues from continuing operations for the six months ended June 30, 2006 were $29,339,000 compared to $27,957,000 for the six months ended June 30, 2005, an increase of $1,382,000 or 4.9%. After Preferred Stock dividends of $1,049,000 and $988,000 for the six months ended June 30, 2006 and 2005, respectively, the net loss attributable to common stockholders for the six months ended June 30, 2006 was $5,038,000 or $0.26 per basic and diluted share, compared to a net loss attributable to common stockholders for the six months ended June 30, 2005 of $2,534,000 or $0.13 per basic and diluted share. The weighted average number of basic and diluted shares outstanding for the six months ended June 30, 2006 was 19,406,000 shares compared to 19,141,000 shares for the six months ended June 30, 2005.



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During the six months ended June 30, 2006, the Company sold five of its nine sports and fitness Clubs to Millennium Partners, a major stockholder of the Company. The net sales proceeds in excess of the carrying value of the sold assets of $24.8 million, was recorded as a capital contribution.

This press release contains forward-looking statements under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements include the words "will," "expects," "anticipates," "believes," "estimates," "intends," "plans" and similar expressions. Such forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from those currently anticipated. Such factors are outlined in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Sports Club Company, based in Los Angeles, California operates and owns luxury sports and fitness complexes nationwide under the brand name The Sports Club/LA.

                               -Tables to Follow-



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                          THE SPORTS CLUB COMPANY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                       December 31, 2005 and June 30, 2006
                    (in thousands, except per share amounts)

                                     ASSETS
                                                                                             December 31,  June 30,
                                                                                                2005         2006
                                                                                                ----         ----
                                                                                                          (Unaudited)
Current assets:
    Cash and cash equivalents..........................................................     $  10,287     $   4,173
    Marketable securities..............................................................            --         3,228
    Restricted cash....................................................................            --         1,803
    Accounts receivable, net of allowance for doubtful accounts of $464 and $499 at
      December 31, 2005 and June 30, 2006, respectively................................         1,883         1,906
    Receivable from stockholder/related party..........................................            --         2,162
    Inventories........................................................................           435           521
    Prepaid expenses...................................................................         1,353           968
    Assets held for sale...............................................................       127,849            --
                                                                                            ---------     ---------
         Total current assets..........................................................       141,807        14,761

Property and equipment, net...........................................................         60,743        61,987
Goodwill...............................................................................         7,315         7,315
Marketable securities..................................................................            --         8,152
Restricted cash........................................................................         1,379         1,247
Other assets...........................................................................         1,318         2,096
                                                                                            ---------     ---------
                                                                                            $ 212,562     $  95,558
                                                                                            =========     =========



                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Current installments of notes payable and equipment financing loans................     $ 100,373    $   1,336
    Accounts payable...................................................................         2,454        1,170
    Accrued liabilities................................................................        10,975        8,153
    Deferred revenues..................................................................         8,846        8,500
    Liabilities related to assets held for sale........................................        78,370           --
                                                                                            ---------    ---------
          Total current liabilities.....................................................      201,018       19,159

Notes payable and equipment financing loans, less current installments.................        18,940       77,523
Deferred lease obligations.............................................................         7,675        7,716
Deferred revenues, less current portion................................................           286          275
Minority interest......................................................................           600          600
                                                                                            ---------    ---------
          Total liabilities.............................................................      228,519      105,273

Commitments and contingencies
Redeemable Convertible Preferred Stock, Series B, $.01 par value, 10,500 shares authorized, issued and outstanding at December 31, 2005 and June 30, 2006 (liquidation
  preference of $14,098 and $10,580 December 31, 2005 and June 30, 2006, respectively)..       13,830       10,354
Redeemable Preferred Stock, Series E, $.01 par value, 20,000 shares authorized, issued and outstanding at December 31, 2005 (liquidation preference of $2,295 at December 31,
  2005) ................................................................................        2,295           --

Stockholders' equity (deficit):
    Preferred Stock, $.01 par value, 899,500 shares authorized at December 31,
      2005 and June 30, 2006; no shares issued or outstanding...........................           --           --
    Convertible Preferred Stock, Series C, $.01 par value, 5,000 shares authorized, issued and outstanding at December 31, 2005 and 4,005 shares issued and outstanding at June 30, 2006 (liquidation preference of $6,490 and $4,035 at December 31, 2005
      and June 30, 2006, respectively)..................................................         6,490        4,035
    Convertible Preferred Stock, Series D, $.01 par value, 65,000 shares authorized;
      issued and outstanding at December 31, 2005 and 20,000 shares issued and outstanding at June 30,, 2006 (liquidation preference of $7,556 and $2,015 at December 31, 2005
      and June 30, 2006, respectively)....................................................       7,128        1,587
    Common Stock, $.01 par value, 40,000,000 shares authorized;
      21,074,717 shares issued and outstanding at December 31, 2005 and June 30, 2006..           211          211
    Additional paid-in capital.........................................................        96,028      120,026
    Accumulated deficit................................................................      (129,223)    (133,212)
    Treasury Stock, at cost, 1,668,999 shares at
      December 31, 2005 and June 30, 2006..............................................       (12,716)     (12,716)
                                                                                            ----------   ----------
         Total Stockholders' equity (deficit)..........................................       (32,082)     (20,069)
                                                                                            ----------   ----------
                                                                                            $ 212,562    $   95,558
                                                                                            =========    ==========



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                          THE SPORTS CLUB COMPANY, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            Three Months and Six Months Ended June 30, 2005 and 2006
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                                        Three Months Ended                   Six Months Ended
                                                                        ------------------                   ----------------
                                                                      2005              2006              2005              2006
                                                                      ----              ----              ----              ----
                                                                  (Reclassified*)                     (Reclassified*)
Revenues:
    Membership revenues.......................................  $     9,533       $     9,856       $    18,699       $    19,635
    Products and services.....................................        4,785             4,920             9,258             9,704
                                                                -----------       -----------       -----------       -----------
         Total revenue........................................       14,318            14,776            27,957            29,339

Operating expenses:
    Club operating costs......................................        6,539             6,897            13,034            13,684
    Cost of products and services.............................        3,992             4,053             7,772             8,068
    Selling and marketing.....................................          342               720               848             1,413
    General and administrative................................        1,995             2,196             4,043             4,444
    Impairment charge.........................................           --               257                --               970
    Depreciation and amortization.............................        1,279             1,177             2,503             2,314
                                                                -----------       -----------       -----------       -----------
         Total operating expenses.............................       14,147            15,300            28,200            30,893
                                                                -----------       -----------       -----------       -----------
             Income (loss) from operations....................          171              (524)             (243)           (1,554)

Other income (expense):
    Interest, net.............................................       (1,165)           (1,363)           (2,333)           (3,643)
    Other income..............................................           --               611                --             1,239
    Minority interests........................................          (37)              (37)              (74)              (74)
                                                                ------------      ------------      ------------      ------------
           Loss from continuing operations before income
           taxes and income (loss) from discontinued
           operations.........................................       (1,031)           (1,313)           (2,650)           (4,032)

Provision (benefit) for income taxes..........................           --                --                --                --
                                                                -----------       ------------      ------------      ------------

           Loss from continuing operations before income
           (loss) from discontinued operations................       (1,031)           (1,313)            (2,650)           (4,032)

Income (loss) from discontinued operations.................             729                (4)             1,104                43
                                                                -------------     ------------      ------------      ------------

           Net loss...........................................         (302)           (1,317)            (1,546)           (3,989)

Dividends on Preferred Stock..................................          495               500                988             1,049
                                                                -----------       -----------        -----------       -----------

           Net loss attributable to common stockholders.......  $      (797)      $    (1,817)      $     (2,534)      $    (5,038)
                                                                ============      ============      =============      ============

Net income (loss) per share attributable to common stockholders - basic and diluted:
     Discontinued operations.................................   $       0.04      $       0.00      $       0.06      $       0.00
     Continuing operations....................................         (0.08)            (0.09)            (1.19)            (0.26)
                                                                -------------     -------------     -------------     -------------
         Net loss per share...................................  $      (0.04)     $      (0.09)     $      (0.13)     $      (0.26)
                                                                =============     =============     =============     =============

Weighted average number of common shares outstanding:
    Basic and diluted.........................................        19,150            19,406            19,141            19,406
                                                                ============       ============      ============      ============

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-------
*The condensed consolidated financial statements for the quarter ended and six months ended June 30, 2005 previously reported the assets and liabilities of The Sports Club/LA - New York at Rockefeller Center as held for sale and reported the operations of this Club as part of discontinued operations. In November 2005, the Company decided to retain ownership of this Club. Accordingly, the condensed consolidated financial statements have been revised to include the assets, liabilities and operating results of this Club as part of continuing operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for Impairment and Disposal of Long-Lived Assets.

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